Fees Summary	Apr. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 5,240.98
Total Transaction Valuation	37,950,621.00
Total Offset Amount	0.00
Net Fee	$ 5,240.98